UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
_____________________
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 16, 2010
ORIENTAL FINANCIAL GROUP INC.
(Exact name of registrant as specified in its charter)

Commonwealth of Puerto Rico (State or other jurisdiction of incorporation)	001-12647 (Commission File Number)	66-0538893 (I.R.S. Employer Identification No.)

Oriental Center Professional Offices Park 997 San Roberto Street, 10th Floor San Juan, Puerto Rico (Address of principal executive offices of each registrant)	00926 (Zip Code)
(787) 771-6800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On March 19, 2010, Oriental Financial Group Inc. (the “Company”) completed an underwritten public offering of 8,740,000 shares of its common stock, including 1,140,000 shares pursuant to the underwriters’ over-allotment option under an Underwriting Agreement (the “Underwriting Agreement”), dated March 16, 2010, with Keefe, Bruyette & Woods, Inc., as representative of the several underwriters named therein. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document
1.1	Underwriting Agreement, dated May 16, 2010, between Oriental Financial Group Inc. and Keefe, Bruyette & Woods, Inc., as representative of the several underwriters named therein.

99.1	Press release by the Company, dated March 19, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 19, 2010

ORIENTAL FINANCIAL GROUP INC.
By:	/s/ José Rafael Fernández
	Name:	José Rafael Fernández
	Title:	President and Chief Executive Officer